UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                 April 16, 2003



                        PARAMETRIC TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   0-18059                   04-2866152
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                140 Kendrick Street, Needham, Massachusetts 02494

              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:

                                 (781) 370-5000




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         99.1 Revised press release issued by Parametric Technology Corporation on April 16, 2003.


Item 9. Regulation FD Disclosure. Information Furnished under Item 12 ("Results of Operations and Financial Condition").

On April 16, 2003, the company issued a press release announcing results for the fiscal quarter ended March 29, 2003 and furnished that release to the Commission on the company's Form 8-K dated April 16, 2003. On April 16, 2003, the company subsequently issued a revised press release announcing results for the fiscal quarter ended March 29, 2003. The revised press release corrected certain quarterly references in the press release issued earlier that day and replaces that prior release. Pursuant to Item 12, a copy of the revised press release is hereby furnished to the Commission as Exhibit 99.1 to this Form 8-K/A.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parametric Technology Corporation

Date:  April 16, 2003

By: /s/ Thomas L. Beaudoin

Thomas L. Beaudoin
Senior Vice President and Acting Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.                    Description

99.1 Revised press release issued by Parametric Technology Corporation on April 16, 2003.